UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2018 (February 12, 2018)

SMG INDIUM RESOURCES LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-54391	51-0662991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 N. Post Oak Road, Suite 400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

 (713-821-3153)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b 2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS

On February 12, 2018, the Company’s wholly-owned subsidiary, MG Cleaners LLC (“MG”) entered into an Intellectual Property Sale Agreement (“Agreement”) with Stephen Christian, MG’s President, for the purchase of RigHands™ an industrial strength hand cleaner product line. RigHands™ is a trademarked branded product which is focused on the oilfield and industrial markets. MG issued a promissory note to Mr. Christian for the purchase price in the amount of $150,000. In connection with the Agreement, Mr. Christian agreed that he shall promptly, from time to time, fully inform and disclose to MG in writing all inventions, copyrightable material, designs, improvements and discoveries of any kind which Mr. Christian now has made, conceived or developed (including prior to the date of this Agreement), or which Mr. Christian may later make, conceive or develop, during the period of Mr. Christian’s employment with MG, which pertain to or relate to MG’s business or any of the work or business carried on by MG. In addition to the foregoing, the Agreement sets forth that all Inventions shall be the sole and exclusive property of MG, whether or not fixed in a tangible medium of expression. Mr. Christian also assigned all rights in all Inventions and in all related patents, copyrights and trademarks, trade secrets and other proprietary rights therein to MG. Mr. Christian further agreed that any copyrightable material shall be deemed to be “works made for hire” and that MG shall be deemed the author of such works under the United States Copyright Act, provided that in the event and to the extent such works are determined not to constitute “works made for hire”, Mr. Christian has irrevocably assigned and transferred to MG all right, title and interest in such works.

A copy of the press release issued by the Company on February 15, 2018 with respect to these matters is attached hereto as Exhibit 99.3 and incorporated herein by reference. The information in the press release and in this Item 8.01 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references such information.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	None.
(b)	None
(c)	The following documents are filed herewith as exhibits to this Form 8-K:

99.1	Intellectual Property Sale Agreement dated February 12, 2018
99.2	Promissory note issued by MG Cleaners LLC to Stephen Christian dated February 12, 2018
99.2	Press release dated February 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2018	SMG Indium Resources LTD.

	By:	/s/ Matthew Flemming
	Name:	Matthew Flemming
	Title:	Chief Executive Officer and President